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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70752


                            AXA PREMIER FUNDS TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 1, 2003
                           AS REVISED APRIL 1, 2003


                       AXA PREMIER LARGE CAP GROWTH FUND
                    AXA PREMIER LARGE CAP CORE EQUITY FUND
                       AXA PREMIER LARGE CAP VALUE FUND
                     AXA PREMIER SMALL/MID CAP GROWTH FUND
                     AXA PREMIER SMALL/MID CAP VALUE FUND
                     AXA PREMIER INTERNATIONAL EQUITY FUND
                          AXA PREMIER TECHNOLOGY FUND
                         AXA PREMIER HEALTH CARE FUND
                          AXA PREMIER CORE BOND FUND
                         AXA PREMIER MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the Trust dated March 1, 2003, which may be obtained without charge by calling Equitable toll free at 1-866-231-8585 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


                               TABLE OF CONTENTS



DESCRIPTION OF THE TRUST................................................... 2


THE FUNDS.................................................................. 2


ADDITIONAL INVESTMENT STRATEGIES AND RISKS................................. 5


MANAGEMENT OF THE TRUST................................................... 27


CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES........................ 31


INVESTMENT MANAGEMENT AND OTHER SERVICES.................................. 35


BROKERAGE ALLOCATION AND OTHER STRATEGIES................................. 45


PURCHASE AND PRICING OF SHARES............................................ 48


REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
REDEMPTION INFORMATION AND OTHER SERVICES................................. 49


CONVERSION OF CLASS B SHARES.............................................. 53


TAXATION.................................................................. 53


FUND PERFORMANCE.......................................................... 57


OTHER INFORMATION......................................................... 61


FINANCIAL STATEMENTS.......................................................62
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DESCRIPTION OF THE TRUST

AXA Premier Funds Trust (the "Trust") is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was organized as a Delaware business trust on October 2, 2001. (See "Other Information")

The Trust currently offers shares on behalf of each of the following funds: AXA Premier Large Cap Growth Fund ("Large Cap Growth Fund"), AXA Premier Large Cap Core Equity Fund ("Large Cap Core Equity Fund"), AXA Premier Large Cap Value Fund ("Large Cap Value Fund"), AXA Premier Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), AXA Premier Small/Mid Cap Value Fund ("Small/Mid Cap Value Fund"), AXA Premier International Equity Fund ("International Equity Fund"), AXA Premier Technology Fund ("Technology Fund"), AXA Premier Health Care Fund ("Health Care Fund"), AXA Premier Core Bond Fund ("Core Bond Fund") and AXA Premier Money Market Fund ("Money Market Fund") (collectively, the "Funds").


THE FUNDS

LARGE CAP GROWTH FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

LARGE CAP CORE EQUITY FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

LARGE CAP VALUE FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

SMALL/MID CAP GROWTH FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small/mid capitalization companies are considered to be companies with market capitalization between $100 million and $7 billion at the time of investment; however, the capitalization of companies considered to be small/mid-cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.


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SMALL/MID CAP VALUE FUND. The fund's objective is long-term growth of capital.
Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small/mid capitalization companies are considered to be companies with market capitalization between $100 million and $7 billion at the time of investment; however, the capitalization of companies considered to be small/mid-cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

INTERNATIONAL EQUITY FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The fund may also invest up to 35% of its assets in securities of U.S. companies.

TECHNOLOGY FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will normally invest a majority of its assets in securities of U.S. issuers but the fund may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

HEALTH CARE FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will normally invest a majority of its assets in securities of U.S. issuers but the fund may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

CORE BOND FUND. The fund's objective is to seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The fund may invest up to 10% of its assets in high yield securities ("junk bonds") rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the sub-adviser to be of similar quality. The fund may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

MONEY MARKET FUND. The fund's objective is to seek a high level of current income that is consistent with maintaining liquidity and preserving capital. The fund intends to invest only in short-term, high quality


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dollar-denominated securities maturing in 13 months or less. The fund's weighted average portfolio maturity will not exceed 90 days. The fund may invest in securities issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund may also invest in repurchase agreements based on these securities. All securities purchased by the fund must meet the requirements of Rule 2a-7 under the 1940 Act, which is designed to mitigate the risk of loss.


FUNDAMENTAL RESTRICTIONS

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the fund's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the Funds.

     Each fund, except the Technology Fund and the Health Care Fund, will not:

     (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     Each Fund will not:

     (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

     The following interpretation applies to, but is not part of, this fundamental restriction: with respect to the Money Market Fund, certificates of deposit or securities issued and guaranteed by domestic banks will not be considered to have been issued by issuers having their principal business activities in the same industry.

     (3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 331/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.


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     (4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply generally to each fund, but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trust and without a vote of that fund's shareholders.

     Each fund, except the Money Market Fund, will not invest more than 15% of its net assets in illiquid securities. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

     Each fund will not:

     (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (2) engage in short sales of securities or maintain a short position, except that each fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. This investment restriction will not prevent the Money Market Fund from investing all or a part of its assets in an open-end investment company with the same investment objective as the fund.

     (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Large Cap Growth Fund, Large Cap Core Equity Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Technology Fund, Health Care Fund and Core Bond Fund each have a policy regarding how 80% of its assets will be invested, and none of these funds may change their respective policy without giving sixty (60) days' written notice to its shareholders.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the fund's principal investment strategies discussed in the Prospectus, each fund may engage in other types of investment strategies as further described in the descriptions below. Each fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices


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except where otherwise prohibited by law or the fund's own investment restrictions. Funds that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

ASSET-BACKED SECURITIES. (Core Bond Fund and Money Market Fund) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

BONDS. (All Funds) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

CREDIT RATINGS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody's and S&P is included in the Appendix to this Statement of Additional Information ("SAI"). The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality


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of bonds, both within a particular classification and between classifications.
An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

BRADY BONDS. (International Equity Fund and Core Bond Fund) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

CONVERTIBLE SECURITIES. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

CREDIT AND LIQUIDITY ENHANCEMENTS. (Money Market Fund) A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

NON-INVESTMENT GRADE BONDS.  (Technology Fund, Health Care Fund and Core Bond
Fund) Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.


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Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's sub-adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

DEPOSITARY RECEIPTS. (All Funds except Core Bond Fund and Money Market Fund) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund's investment policies, the fund's investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

DOLLAR ROLLS. (Core Bond Fund and Health Care Fund) In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's fundamental limitation on borrowings.


Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

EQUITY SECURITIES. (All Funds except Money Market Fund) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. (All Funds) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

EVENT-LINKED BONDS. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event- linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities or Non-Publicly Traded Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a fund will only invest in catastrophe bonds that meet the credit quality requirements for the fund.

FLOATERS AND INVERSE FLOATERS. (Core Bond Fund and Money Market Fund) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

FOREIGN CURRENCY. (All Funds) A fund may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund's assets and income. In addition, although a portion of a fund's investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund's income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

     FORWARD FOREIGN CURRENCY TRANSACTIONS. (All Funds) A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund's use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund's sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

     FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. (All Funds) The funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each fund, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered "covered" if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund's custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered "covered" only if the fund segregates either on its records or with the fund's custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

     OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. (All Funds) The funds may engage in over-the-counter options on foreign currency transactions. The funds may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

FOREIGN SECURITIES. (All Funds) The funds may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Market Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

     EMERGING MARKET SECURITIES. (All Funds) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

     EASTERN EUROPEAN AND RUSSIAN SECURITIES. (All Funds) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a fund's investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with a fund's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

     PACIFIC BASIN REGION. (All Funds) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets denominated in those currencies.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund, Money Market Fund and Health Care Fund) Forward commitments, including "TBA" (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund's forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund's other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund's payment obligation).

HEALTH CARE SECTOR RISK. (Health Care Fund) The value of the Health Care Fund's shares is particularly vulnerable to factors affecting the health care sector. The Health Care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

HYBRID INSTRUMENTS. (International Equity Fund) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. (All Funds) The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund's sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 10% (for the Money Market Fund) or 15% (for all other Funds) of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security;
(ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT COMPANY SECURITIES. (Large Cap Growth Fund, Small/Mid Cap Growth Fund, Money Market Fund and Health Care Fund) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

     EXCHANGE TRADED FUNDS ("ETFS"). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. (Core Bond Fund) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

MORTGAGE DOLLAR ROLLS. (Core Bond Fund) The funds may enter into mortgage dollar rolls in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will maintain until the settlement date the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

MUNICIPAL SECURITIES. (Core Bond Fund) Municipal securities ("municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. (Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Each fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

     OPTIONS ON SECURITIES. (Large Cap Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     OPTIONS ON SECURITIES INDICES. (Large Cap Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS. (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE FUTURES CONTRACTS. (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS. (Large Cap Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

PAYMENT-IN-KIND BONDS. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REAL ESTATE INVESTMENT TRUSTS. (Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and Health Care Fund) Risks associated with investments in securities of companies in the real estate industry, including real estate investment trusts ("REITS"), include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. (All Funds) A repurchase agreement is a transaction in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. (Core Bond Fund and Health Care Fund) Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LOANS. (All Funds) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a fund's investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund's sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

SHORT SALES AGAINST THE BOX. (Large Cap Value Fund, Small/Mid Cap Growth Fund, Core Bond Fund and Health Care Fund) The funds may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. The fund will designate the segregation, either on its records or with the Trust's custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

SMALL COMPANY SECURITIES. (Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Technology Fund and Health Care Fund) Each fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

SWAPS. (International Equity Fund, Core Bond Fund and Health Care Fund) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund's borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund's risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

TECHNOLOGY SECTOR RISK. (Large Cap Growth Fund, Small/Mid Cap Growth Fund and Technology Fund) The value of the Technology Fund's shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the funds, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. GOVERNMENT SECURITIES. (All Funds) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information" below.

WARRANTS. (Large Cap Growth Fund, Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON BONDS. (Small/Mid Cap Growth Fund and Core Bond Fund) Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover." High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund's annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund's securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income.

MANAGEMENT OF THE TRUST

     The Trust's Board has the responsibility for the overall management of the Trust and the Funds, including general supervision and review of the Funds' investment activities and their conformity with Delaware law and the stated policies of the Funds. The Trust's Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.


THE TRUSTEES


-----------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                           OFFICE                                 IN COMPLEX
                          POSITION(S)    AND LENGTH                                OVERSEEN
                           HELD WITH         OF        PRINCIPAL OCCUPATION(S)        BY      OTHER DIRECTORSHIPS HELD
  NAME, ADDRESS AND AGE       FUND      TIME SERVED      DURING PAST 5 YEARS       TRUSTEE           BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 Peter D. Noris*          Trustee and      From      From May 1995 to                53      Director of Alliance
 1290 Avenue of the         Chairman     November    present, Executive Vice                 Capital Management L.P.;
 Americas,                               2001 to     President and Chief                     Director of AXA
 New York, New York                      present     Investment Officer of                   Alternative Advisors, Inc
 (47)                                                AXA Financial, Inc.;
                                                     from September 1999 to
                                                     present, Executive Vice
                                                     President and Chief
                                                     Executive Officer of
                                                     AXA Financial Services
                                                     LLC; from November
                                                     1995 to present,
                                                     Executive Vice President
                                                     of AXA Advisors, LLC.
-----------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
 Gerald C. Crotty           Trustee        From      Co-founder and director         19      None
 c/o AXA Premier Funds                   November    of Weichert Enterprise, a
 Trust                                   2001 to     private and public equity
 1290 Avenue of the                      present     market investment firm;
 Americas                                            co-founder of Excelsior
 New York, New York                                  Ventures Management, a
 (51)                                                private equity and
                                                     venture capital firm; from
                                                     1991 to 1998, held various
                                                     positions with ITT
                                                     Corporation, including
                                                     President and COO of
                                                     ITT Consumer Financial
                                                     Corp. and Chairman,
                                                     President and CEO of
                                                     ITT Information Services.
-----------------------------------------------------------------------------------------------------------------------
 Barry Hamerling            Trustee        From      Since 1998, Managing            19      None
 c/o AXA Premier Funds                   November    Partner of Premium Ice
 Trust                                   2001 to     Cream of America; from
 1290 Avenue of the                      present     1970 to 1998, President of
 Americas                                            Ayco Co. L.P., the largest
 New York, New York                                  independent financial
 (56)                                                counseling firm in the
                                                     United States.
-----------------------------------------------------------------------------------------------------------------------

* Affiliated with the Funds' investment manager and the co-distributors.

-----------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                           OFFICE                                 IN COMPLEX
                          POSITION(S)    AND LENGTH                                OVERSEEN
                           HELD WITH         OF        PRINCIPAL OCCUPATION(S)        BY      OTHER DIRECTORSHIPS HELD
  NAME, ADDRESS AND AGE       FUND      TIME SERVED      DURING PAST 5 YEARS       TRUSTEE           BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 Cynthia R. Plouche         Trustee        From      Since 1991 Founder, Chief       19      None
 c/o AXA Premier Funds                   November    Investment Officer and
 Trust                                   2001 to     Managing Director of
 1290 Avenue of the                      present     Abacus Financial Group,
 Americas                                            a manager of fixed
 New York, New York                                  income portfolios for
 (46)                                                institutional clients.
-----------------------------------------------------------------------------------------------------------------------
 Rayman L. Solomon          Trustee        From      Since 1998, Dean and a          19      None
 c/o AXA Premier Funds                   November    Professor of Law at
 Trust                                   2001 to     Rutgers University School
 1290 Avenue of the                      present     of Law; prior thereto, an
 Americas                                            Associate Dean for
 New York, New York                                  Academic Affairs at
 (55)                                                Northwestern University
                                                     School of Law.
-----------------------------------------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD


The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940
Act) ("Independent Trustee(s)"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held two meetings during the fiscal year ended October 31, 2002.


The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee held one meeting during the fiscal year ended October 31, 2002.


The Trust has a Valuation Committee consisting of Peter D. Noris, Steven M. Joenk, Kenneth T. Kozlowski, Kenneth Beitler and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any fund as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 20 meetings during the fiscal year ended October 31, 2002.


COMPENSATION OF INDEPENDENT TRUSTEES AND OFFICERS


Each Independent Trustee will receive from the Trust an annual fee of $20,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $2,000 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $1,000 for each special Board meeting attended, and (iii) $250 for each Fund or Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

                          TRUSTEE COMPENSATION TABLE
                      FOR THE YEAR ENDED OCTOBER 31, 2002*


--------------------------------------------------------------------------------
                                             PENSION OR
                                             RETIREMENT           TOTAL
                            AGGREGATE     BENEFITS ACCRUED    COMPENSATION
                          COMPENSATION       AS PART OF      FROM TRUST PAID
 TRUSTEE                 FROM THE TRUST    TRUST EXPENSES      TO TRUSTEES
--------------------------------------------------------------------------------
   Peter D. Noris**          $     0             $0              $     0
--------------------------------------------------------------------------------
   Gerald C. Crotty          $26,280             $0              $26,280
--------------------------------------------------------------------------------
   Barry Hamerling           $26,280             $0              $26,280
--------------------------------------------------------------------------------
   Cynthia R. Plouche        $26,280             $0              $26,280
--------------------------------------------------------------------------------
   Rayman L. Solomon         $26,280             $0              $26,280
--------------------------------------------------------------------------------

----------
* Mr. Hamerling and Mr. Solomon have elected to participate in the Trust's deferred compensation plan. As of October 31, 2002, Mr. Hamerling and Mr. Solomon had accrued $29,914 and $5,582, respectively (including interest) as deferred compensation from the Trust and AXA Premier VIP Trust for which they also serve as Trustees.

**    "Interested person" of the Trust (as that term is defined in the 1940
      Act).


A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.


As of December 31, 2002, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the Funds of the Trust as set forth in the following table:

                    TRUSTEE OWNERSHIP OF EQUITY SECURITIES


------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE
                                                                                           OF EQUITY
                                                                                   SECURITIES IN ALL PORTFO-
                                                                                    LIOS OVERSEEN OR TO BE
                                                                                    OVERSEEN BY TRUSTEE OR
                                                                                     NOMINEE IN FAMILY OF
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS*        INVESTMENT COMPANIES:
------------------------------------------------------------------------------------------------------------
 Peter D. Noris                      $0                                             Over $100,000
------------------------------------------------------------------------------------------------------------
 Gerald C. Crotty        Large Cap Core Equity Fund         $10,001-$50,000        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
 Barry Hamerling         Small/Mid Cap Value Fund           $10,001-$50,000        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
 Cynthia R. Plouche      Large Cap Core Equity Fund         $10,001-$50,000       $51,001-$100,000
                         Small/Mid Cap Growth Fund          $10,001-$50,000
                         International Equity Fund          $10,001-$50,000
                         Health Care Fund                   $10,001-$50,000
                         Core Bond Fund                     $10,001-$50,000
------------------------------------------------------------------------------------------------------------
 Rayman L. Solomon       Large Cap Growth Fund                 $1-$10,000            $1-$10,000
                         Large Cap Core Equity Fund            $1-$10,000
                         Large Cap Value Fund                  $1-$10,000
                         Small/Mid Cap Growth Fund             $1-$10,000
                         Small/Mid Cap Value Fund              $1-$10,000
                         International Equity Fund             $1-$10,000
                         Technology Fund                       $1,$10,000
                         Health Care Fund                      $1-$10,000
                         Core Bond Fund                        $1-$10,000
-----------------------------------------------------------------------------------------------------------

----------
*     As of December 31, 2002


THE TRUST'S OFFICERS


No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable, AXA Advisors, LLC ("AXA Advisors") or AXA Distributors, LLC ("AXA Distributors"). The Trust's principal officers are:



------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                  POSITION(S) HELD      OFFICE AND LENGTH OF TIME             PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE            WITH FUND                  SERVED                         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
 Steven M. Joenk                    President and    Chief Executive Officer from   From July 1999 to present, Senior Vice
 1290 Avenue of the Americas,      Chief Executive     December 2002 to present;    President of AXA Financial; from 1996 to
 New York, New York                    Officer          President from November     1999, Managing Director of MeesPierson.
 (44)                                                       2001 to present
------------------------------------------------------------------------------------------------------------------------------
 Patricia Louie, Esq.            Vice President and       From November 2001        From July 1999 to present, Vice President
 1290 Avenue of the Americas,         Secretary               to present            and Counsel of AXA Financial and
 New York, New York                                                                 Equitable; from September 1994 to
 (47)                                                                               July 1999, Assistant General Counsel of
                                                                                    The Dreyfus Corporation.
------------------------------------------------------------------------------------------------------------------------------
 Kenneth T. Kozlowski              Chief Financial   Chief Financial Officer from   From February 2001 to present, Vice
 1290 Avenue of the Americas,        Officer and       December 2002 to present;    President of AXA Financial, from
 New York, New York                   Treasurer         Treasurer from November     October 1999 to February 2001, Assistant
 (41)                                                       2001 to present         Vice President of AXA Financial; from
                                                                                    October 1996 to October 1999,
                                                                                    Director-Fund Administration, Prudential
                                                                                    Investments.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                TERM OF
                                   POSITION(S) HELD    OFFICE AND LENGTH OF TIME            PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE            WITH FUND                  SERVED                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
 Kenneth B. Beitler                 Vice President      From November 2001 to     From February 2003 to present, Vice
 1290 Avenue of the Americas,                                  present            President of AXA Financial; From
 New York, New York                                                               February 2002 to February 2003, Assistant
 (44)                                                                             Vice President of AXA Financial; from
                                                                                  May 1999 to February 2002; Senior
                                                                                  Investment Analyst of AXA Financial.
                                                                                  Prior thereto, an Investment Systems
                                                                                  Development Analyst with TIAA-CREF.
------------------------------------------------------------------------------------------------------------------------------
 Mary E. Cantwell                   Vice President      From November 2001 to     From February 2001 to present, Vice
 1290 Avenue of the Americas,                                  present            President of AXA Financial, from
 New York, New York                                                               September 1997 to January 2001, Assistant
 (41)                                                                             Vice President, Office of the Chief
                                                                                  Investment Officer of AXA Financial.
------------------------------------------------------------------------------------------------------------------------------
 Brian E. Walsh                   Vice President and     Vice President from      From February 2003 to present, Vice
 1290 Avenue of the Americas,         Assistant       December 2002 to present;   President of AXA Financial and Equitable;
 New York, New York                   Treasurer        Assistant Treasurer from   from January 2001 to February 2003;
 (35)                                                  November 2001 to present   Assistant Vice President of AXA Financial
                                                                                  and Equitable; from December 1999 to
                                                                                  January 2001, Senior Fund Administrator
                                                                                  of AXA Financial and Equitable, from
                                                                                  January 1993 to December 1999. Manager
                                                                                  of Prudential Investment Fund
                                                                                  Management.
------------------------------------------------------------------------------------------------------------------------------
 Andrew S. Novak, Esq.           Assistant Secretary    From September 2002 to    From May 2002 to present, Counsel of
 1290 Avenue of the Americas                                   present            AXA Financial and Equitable; from May
 New York, New York                                                               2001 to April 2002, Associate General
 (34)                                                                             Counsel and Chief Compliance Officer of
                                                                                  Royce & Associates, Inc.; from August
                                                                                  1997 to August 2000, Vice President and
                                                                                  Assistant General Counsel of Mitchell
                                                                                  Hutchins Asset Management.
------------------------------------------------------------------------------------------------------------------------------
 Joseph J. Paolo                      Compliance        From September 2002 to    From May 2002 to present, Compliance
 1290 Avenue of the Americas,          Officer                 present            Director and Assistant Vice President of
 New York, New York                                                               AXA Financial and Equitable; from
 (32)                                                                             February 2001 to May 2002, Compliance
                                                                                  Officer of AXA Financial and Equitable,
                                                                                  from June 1998 to February 2001, Principal
                                                                                  Consultant, PricewaterhouseCoopers LLP;
                                                                                  from February 1997 to June 1998, Second
                                                                                  Vice President and Compliance Officer of
                                                                                  The Chase Manhattan Bank; from August
                                                                                  1992 to February 1997, Staff Accountant of
                                                                                  the U.S. Securities and Exchange
                                                                                  Commission.
------------------------------------------------------------------------------------------------------------------------------

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

At October 31, 2002, Equitable held investments in each of the Funds as follows:




FUNDS:                                 PERCENTAGE OF OWNERSHIP:
------                                -------------------------
Large Cap Growth Fund ...............         53.2%
Large Cap Core Equity Fund ..........         52.5%
Large Cap Value Fund ................         52.3%
Small/Mid Cap Growth Fund ...........         45.8%
Small/Mid Cap Value Fund ............         39.1%
International Equity Fund ...........         58.5%
Technology Fund .....................         83.0%
Health Care Fund ....................         74.4%
Core Bond Fund ......................         57.3%
Money Market Fund ...................         88.8%

To the Trust's knowledge, as of the date of this SAI, the following persons were shareholders of record entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Fund:




                                                                      SHARES BENEFICIALLY    PERCENTAGE
          SHAREHOLDER                           FUND                         OWNED          OF OWNERSHIP
          -----------                           ----                         -----          ------------
Bear Stearns Securities Corp.   Money Market Fund-Class A                  177,618.020          46.15%
 FBO; Brooklyn, NY

Bonin, Aline                    Money Market Fund-Class A                   32,763.250           8.51%
 Rego Park, NY

Burns, Rita M.                  Large Cap Growth Fund-Class C                1,750.292           5.05%
 Pittsburgh, PA
                                Money Market Fund-Class C                   27,430.970           5.49%

Callahan, James                 Money Market Fund-Class A                   98,696.880          25.64%
 Malverne, NY

Donaldson Lufkin Jenrette       Large Cap Core Equity Fund-Class A         124,371.429          71.94%
 Securities Corporation Inc.    Large Cap Core Equity Fund-Class B         208,356.006          79.80%
 Jersey City, NJ                Large Cap Core Equity Fund-Class C          26,915.561          70.83%
                                Large Cap Core Equity Fund-Class Z          82,495.726          12.20%
                                Large Cap Growth Fund-Class A              166,794.717          82.22%
                                Large Cap Growth Fund-Class B              196,250.325          79.35%
                                Large Cap Growth Fund-Class C               23,838.043          68.73%
                                Large Cap Growth Fund-Class Z               59,375.432           9.18%
                                Large Cap Value Fund-Class A               137,123.810          80.34%
                                Large Cap Value Fund-Class B               222,732.752          79.95%
                                Large Cap Value Fund-Class C                28,642.480          72.36%
                                Small/Mid Cap Growth Fund-Class A          191,294.425          85.33%
                                Small/Mid Cap Growth Fund-Class B          288,585.187          84.86%
                                Small/Mid Cap Growth Fund-Class C           59,076.766          74.90%
                                Small/Mid Cap Growth Fund-Class Z           78,802.070          11.78%
                                Small/Mid Cap Value Fund-Class A           232,231.718          57.70%
                                Small/Mid Cap Value Fund-Class B           282,079.649          82.00%
                                Small/Mid Cap Value Fund-Class C            61,222.109          79.52%
                                Small/Mid Cap Value Fund-Class Z           128,656.834          17.82%

                                                                      SHARES BENEFICIALLY    PERCENTAGE
          SHAREHOLDER                           FUND                         OWNED          OF OWNERSHIP
          -----------                           ----                         -----          ------------
Donaldson Lufkin Jenrette       International Equity Fund-Class A          112,607.117         84.21%
 Securities Corporation Inc.    International Equity Fund-Class B          202,865.743         87.97%
 (continued)                    International Equity Fund-Class C           20,333.469         75.05%
                                International Equity Fund-Class Z           48,833.431          7.66%
                                Technology Fund- Class A                    21,817.261         54.70%
                                Technology Fund-Class B                     63,358.081         84.78%
                                Technology Fund-Class C                      1,541.689         21.82%
                                Health Care Fund-Class A                    46,233.818         66.47%
                                Health Care Fund-Class B                    96,839.926         83.35%
                                Health Care Fund-Class C                    10,703.605         54.89%
                                Core Bond Fund-Class A                     356,793.931         73.06%
                                Core Bond Fund-Class B                     733,297.120         83.20%
                                Core Bond Fund-Class C                     139,541.515         72.54%
                                Core Bond Fund-Class Z                     302,599.702         10.83%
                                Money Market Fund-Class A                   23,331.730          6.06%
                                Money Market Fund-Class B                  373,655.320         70.08%
                                Money Market Fund-Class C                  400,434.010         80.17%

The Equitable Life Assurance    Large Cap Core Equity Fund-Class C           5,250.000         13.81%
 Society of the United States   Large Cap Core Equity Fund-Class Z         585,250.000         86.52%
 Attn: Anthony Bruccoleri       Large Cap Growth Fund Class C                5,250.000         15.14%
 New York, NY                   Large Cap Growth Fund-Class Z              585,250.000         90.46%
                                Large Cap Value Fund-Class C                 5,250.000         13.26%
                                Large Cap Value Fund-Class Z               585,250.000         88.28%
                                Small/Mid Cap Growth Fund-Class C            5,250.000          6.66%
                                Small/Mid Cap Growth Fund-Class Z          585,250.000         87.50%
                                Small/Mid Cap Value Fund-Class C             5,250.000          6.82%
                                Small/Mid Cap Value Fund-Class Z           585,250.000         81.05%
                                International Equity Fund-Class C            5,250.000         19.38%
                                International Equity Fund-Class Z          585,250.000         91.82%
                                Technology Fund-Class A                      5,250.000         13.16%

                                                                      SHARES BENEFICIALLY    PERCENTAGE
          SHAREHOLDER                           FUND                         OWNED          OF OWNERSHIP
          -----------                           ----                         -----          ------------
The Equitable Life Assurance   Technology Fund-Class B                      5,250.000            7.02%
 Society of the United         Technology Fund-Class C                      5,250.000           74.31%
 States (continued)            Technology Fund-Class Z                    585,250.000           96.87%
                               Health Care Fund-Class A                     5,250.000            7.55%
                               Health Care Fund-Class C                     5,250.000           26.92%
                               Health Care Fund-Class Z                   585,250.000           96.90%
                               Core Bond Fund-Class Z                   2,485,250.000           88.96%
                               Money Market Fund-Class A                   52,500.000           13.64%
                               Money Market Fund-Class B                   52,500.000            9.85%
                               Money Market Fund-Class C                   52,500.000           10.51%
                               Money Market Fund-Class Z                9,852,500.000           99.93%

Johnson, Michael I             Core Bond Fund-Class C                      14,640.747            7.61%
 Plantation, FL

MDM Cardiology Associates      Large Cap Core Equity Fund-Class A          19,187.076           11.10%
 Partnership Defined           Health Care Fund-Class A                     4,743.399            6.82%
 Benefit Pension Plan DTD
 12/29/01 Hialeah, FL

Morgan Stanley & Co.           Technology Fund-Class A                      5,900.000           14.79%
 Christopher M. Condron        Health Care Fund-Class A                     5,375.000            7.73%
 New York, NY

PFPC Trust Co. C/F R/O IRA     Core Bond Fund-Class A                      59,574.427           12.20%
 FBO Mary L. Sisley            Money Market Fund-Class B                   42,285.420            7.93%
 Whitesboro, NY

Protulis, Steve                Core Bond Fund-Class C                      14,582.212            7.58%
 Plantation, FL

With the exception of the Large Cap Core Equity Fund-Class Z, as of the date of this SAI, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of any other fund of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES


THE MANAGER

Equitable, through its AXA Funds Management Group Unit ("Manager"), currently serves as the investment manager for each fund. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into an investment management agreement (the "Management Agreement"). This was initially approved by the Board of Trustees at a meeting held on November 29, 2001. In approving the Management Agreement, the Board of Trustees considered the following factors: the nature and quality of the services proposed to be provided by the Manager to the Trust, the Manager's personnel and operations, the Manager's financial condition, the level and method of computing each fund's management fee, comparative fee and expense information for each of the funds, the profitability of the Trust to the Manager, the indirect profits to the Manager attributable to the existence of the Trust, the effect of each fund's growth and size on the fund's performance and expenses, and any possible conflicts of interest.

     The Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each fund;
(iii) monitor the sub-adviser's investment programs and results; (iv) review brokerage matters; (v) oversee compliance by the Trust with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust's business, and also to supervise the provision of services by third parties. The continuance of the Management Agreement, with respect to each fund, after the first two years must be specifically approved at least annually
(i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and
(ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940
Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each fund may be terminated
(i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in allocating fund assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers. The Manager is responsible for paying the consulting fees.

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides each fund. The Manager and the Trust have also entered into an expense limitation agreement with respect to each fund ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

FUND                           MANAGEMENT FEE
----                           --------------
Large Cap Growth Fund          1.00% of average daily net assets
Large Cap Core Equity Fund     1.00% of average daily net assets
Large Cap Value Fund           1.00% of average daily net assets
Small/Mid Cap Growth Fund      1.20% of average daily net assets
Small/Mid Cap Value Fund       1.20% of average daily net assets
International Equity Fund      1.15% of average daily net assets
Technology Fund                1.30% of average daily net assets
Health Care Fund               1.30% of average daily net assets
Core Bond Fund                 0.70% of average daily net assets
Money Market Fund              0.50% of average daily net assets

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian's fees; any proxy solicitors' fees and expenses; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class A, Class B and Class C shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The table below shows the fees paid by each Fund to the Manager during the period from December 31, 2001 (commencement of operations) through October 31, 2002. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Fund assumed by the Manager pursuant to the Expense Limitation Agreement. During the period ended October 31, 2002, the Manager did not receive any reimbursement for the 10 Funds comprising the Trust.


                        PERIOD ENDED OCTOBER 31, 2002*




                                                                          TOTAL AMOUNT OF
                                                                          FEES WAIVED AND
                                                        MANAGEMENT FEE    OTHER EXPENSES
                                                        PAID TO MANAGER     ASSUMED BY
                FUND                  MANAGEMENT FEE   AFTER FEE WAIVER       MANAGER
                ----                  --------------   ----------------       -------
Large Cap Growth Fund ..............     $ 67,997             $0             $357,526
Large Cap Core Equity Fund .........     $ 75,810             $0             $350,625
Large Cap Value Fund ...............     $ 77,324             $0             $366,242
Small/Mid Cap Growth Fund ..........     $ 83,404             $0             $383,700
Small/Mid Cap Value Fund ...........     $107,907             $0             $374,005
International Equity Fund ..........     $ 79,823             $0             $399,089
Technology Fund ....................     $ 59,723             $0             $341,367
Health Care Fund ...................     $ 73,843             $0             $334,069
Core Bond Fund .....................     $219,606             $0             $479,648
Money Market Fund ..................     $ 43,404             $0             $266,296

----------
*     The Funds commenced operations on December 31, 2001.

THE SUB-ADVISERS

The Manager has entered into sub-advisory agreements ("Subadvisory Agreements") on behalf of Large Cap Growth Fund, Large Cap Core Equity Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Technology Fund, Health Care Fund, Core Bond Fund and Money Market Fund. The Subadvisory Agreements obligate Alliance Capital Management L.P.; Dresdner RCM Global Investors LLC; TCW Investment Management Company; Janus Capital Management LLC; Thornburg Investment Management, Inc.; Institutional Capital Corporation; MFS Investment Management; Provident Investment Counsel, Inc.; RS Investment Management, LP; AXA Rosenberg Investment Management LLC; Bank of Ireland Asset Management (U.S.) Limited; OppenheimerFunds, Inc.; Firsthand Capital Management, Inc.; A I M Capital Management, Inc.; Wellington Management Company, LLP; BlackRock Advisors, Inc.; and Pacific Investment Management Company LLC (each a "Sub-adviser," and together the "Sub-advisers") to: (i) make investment decisions on behalf of their respective funds, (ii) place all orders for the purchase and sale of investments for their respective funds with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith. The Board approved the Subadvisory Agreement with each Sub-adviser based on a number of factors relating to each Sub-adviser's ability to perform under its Subadvisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-adviser to the fund, the Sub-adviser's management style, the fund's performance record, the Sub-adviser's current and proposed level of staffing and its overall resources, whether the Sub-adviser manages or has managed any other registered investment companies, the Sub-Adviser's compliance systems and capabilities, and any disciplinary history. In approving Subadvisory Agreements with Provident Investment Counsel, Inc., on behalf of Small/Mid Cap Growth Fund and Wellington Management Company, LLP, on behalf of Small/Mid Cap Value Fund, ("New Sub-Advisers") the Board also considered: the extent to which each New Sub-adviser's investment style compares to, or correlates with, those of other Sub-advisers for the fund and the costs associated with the transition of assets from the prior sub-adviser to the New Sub-adviser.

During the period from December 31, 2001 (commencement of operations) through October 31, 2002, the Manager paid the following fees to each Sub-adviser with respect to the Funds listed below pursuant to the Subadvisory Agreements:


                        PERIOD ENDED OCTOBER 31, 2002*



FUND                                 SUB ADVISORY FEE PAID
----                                 ----------------------
Large Cap Growth Fund ...............         $26,582
Large Cap Core Equity Fund ..........         $29,604
Large Cap Value Fund ................         $30,942
Small/Mid Cap Growth Fund ...........         $36,777
Small/Mid Cap Value Fund ............         $49,458
International Equity Fund ...........         $33,849
Technology Fund .....................         $29,915
Health Care Fund ....................         $36,860
Core Bond Fund ......................         $78,436
Money Market Fund ...................         $ 9,425

----------
*     The Funds commenced operations on December 31, 2001.

The Manager recommends sub-advisers for each fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC ("Multi-Manager Order") that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

Alliance Capital Management L.P. ("Alliance Capital") serves as a Sub-adviser to Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Technology Fund and Money Market Fund. In addition, Alliance Capital, through its Bernstein Investment Research and Management ("Bernstein") unit, serves as a Sub-adviser to Large Cap Core Equity Fund and International Equity Fund. Alliance Capital, a limited partnership, is indirectly majority-owned by Equitable. As of December 31, 2002, Alliance Capital had approximately $386 billion in assets under management. The principal office of Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105.

Dresdner RCM Global Investors LLC ("Dresdner") serves as a Sub-adviser to Large Cap Growth Fund, Technology Fund and Health Care Fund. Dresdner is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2002, Dresdner had approximately $44.8 billion in assets under management. The principal office of Dresdner is located at Four Embarcadero Center, San Francisco, California 94111-4189.

TCW Investment Management Company ("TCW") serves as a Sub-adviser to Large Cap Growth Fund and Small/Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Societe Generale Asset Management, S.A. is a wholly owned subsidiary of Societe Generale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2002, TCW had approximately $79.35 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017.

Janus Capital Management LLC ("Janus") serves as a Sub-adviser to Large Cap Core Equity Fund. Janus is a majority owned subsidiary of Janus Capital Group Inc., a publicly traded company whose subsidiaries are engaged in financial services. As of December 31, 2002, Janus had approximately $137 billion in assets under management. The principal office of Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

Thornburg Investment Management, Inc. ("Thornburg") serves as a Sub-adviser to Large Cap Core Equity Fund. Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2002, Thornburg had approximately $5.5 billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

Institutional Capital Corporation ("ICAP") serves as a Sub-adviser to Large Cap Value Fund. ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2002, ICAP had approximately $10.1 billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

MFS Investment Management ("MFS") serves as a Sub-adviser to Large Cap Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Provident Investment Counsel, Inc. ("Provident") serves as a Sub-Adviser to Small/Mid Cap Growth Fund. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2002, Provident had approximately $4.9 billion in assets under management. The principal office of Provident is located at 300 North Lake Avenue, Pasadena, California 91101.

RS Investment Management, LP ("RSIM") serves as a Sub-adviser to Small/Mid Cap Growth Fund. RSIM is a wholly owned subsidiary of RS Investment Management Co. LLC ("RSIM Co."). G. Randall Hecht owns the largest membership in RSIM Co. As of December 31, 2002, RSIM Co. had approximately $4.3 billion in assets under management. The principal office of RSIM is located at 388 Market Street, Suite 1700, San Francisco, California 94111.

AXA Rosenberg Investment Management LLC ("AXA Rosenberg") serves as a Sub-adviser to Small/Mid Cap Value Fund. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC ("AXA Rosenberg Group"). AXA Investment Managers S.A., a French societe anonyme and investment arm of AXA, a French insurance holding company that includes Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2002, AXA Rosenberg Group had approximately $14.1 billion in assets under management. The principal office of AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

Bank of Ireland Asset Management (U.S.) Limited ("BIAM (U.S.)") serves as a Sub-adviser to International Equity Fund. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2002, BIAM (U.S.) had approximately $22.4 billion in assets under management. The principal North American office of BIAM (U.S.) is located at 75 Holly Lane, Greenwich, Connecticut 06830.

OppenheimerFunds, Inc. ("Oppenheimer") serves as a Sub-adviser to International Equity Fund. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a mutual insurance company providing global financial services. As of December 31, 2002, Oppenheimer and its subsidiaries had approximately $120 billion in assets under management. The principal office of Oppenheimer is located at 6803 South Tucson Way, Englewood, Colorado 80112.

Firsthand Capital Management, Inc. ("Firsthand") serves as a Sub-adviser to Technology Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2002, Firsthand had approximately $750 million in assets under management. The principal office of Firsthand is located at 125 South Market, Suite 1200, San Jose, California 95113.

A I M Capital Management, Inc. ("AIM") serves as a Sub-adviser to Health Care Fund. AIM is a wholly owned subsidiary of A I M Advisors, Inc. A I M Advisors, Inc. is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"). AIM Management merged with INVESCO in 1997 to form AMVESCAP PLC, one of the world's largest investment services companies. As of December 31, 2002, AIM Management had approximately $124.4 billion in assets under management. The principal office of AIM is located at 11 Greenway Plaza, Houston, Texas 77046.

Wellington Management Company, LLP ("Wellington Management") serves as a Sub-adviser to Health Care Fund and Small/Mid Cap Value Fund. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 68 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2002, Wellington Management had approximately $303 billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

BlackRock Advisors, Inc. ("BAI") serves as a Sub-adviser to Core Bond Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC

Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2002, BAI had approximately $273 billion in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management. The principal office of PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

When a fund has more than one sub-adviser, the assets of each fund are allocated by the Manager among the sub-advisers selected for the fund. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each fund's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any fund except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

PERSONAL TRADING POLICIES. The Funds, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trust's Board of Trustees reviews the administration of the codes of ethics at least annually and receives certification from each Sub-adviser regarding compliance with the codes of ethics annually.


THE ADMINISTRATOR

Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Equitable ("Administrator") provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays Equitable a fee at an annual rate of 0.15% of the Trust's total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 per portion of the fund allocated to a separate sub-adviser. Pursuant to a sub-administration arrangement, Equitable relies on J. P. Morgan Investors Services Co. ("Sub-administrator") to provide the Trust with administrative services, including monitoring of fund compliance and fund accounting services.

During the period from December 31, 2001 (commencement of operations) through October 31, 2002, the Trust, with respect to each Fund, paid the following fees for administrative services:


                        PERIOD ENDED OCTOBER 31, 2002*




FUND                                  ADMINISTRATION FEE
----                                  -------------------
Large Cap Growth Fund ...............       $132,286
Large Cap Core Equity Fund ..........       $133,528
Large Cap Value Fund ................       $133,866
Small/Mid Cap Growth Fund ...........       $132,532
Small/Mid Cap Value Fund ............       $135,837
International Equity Fund ...........       $132,541
Technology Fund .....................       $128,711
Health Care Fund ....................       $130,536

FUND                         ADMINISTRATION FEE
---------------------------  ------------------
Core Bond Fund ............       $158,314
Money Market Fund .........       $ 51,175

----------
*     The Funds commenced operations on December 31, 2001.


THE CO-DISTRIBUTORS

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a "Distributor," and together "Co-distributors") in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust's shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust's distribution agreements with respect to Class A, Class B, Class C and Class Z shares ("Distribution Agreements") were approved by its Board of Trustees at a Board meeting held on December 10, 2002. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a fund and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust ("Plans"). The Trust's Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, The Trust's Class B shares and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. There is no distribution plan with respect to Class Z shares and the Funds pay no distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate;
(ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Trust; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust's Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trust and the shareholders of the Funds and approved them.

Pursuant to each Plan, the Trust compensates the Co-distributors from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Co-distributors retain fees on shares sold for the first year for Class B shares and Class C shares. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares.

The Plans are of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the

Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan's renewal. The Co-distributors' expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trust and the Funds, including the performance of the Funds; (v) training sales personnel regarding the shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of shares.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Trust may from time to time be registered or where permitted by applicable law. The Co-distributors have made no firm commitment to acquire shares of any fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plans or any Rule 12b-1 related agreement, as applicable. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually for Class A shares and up to 1.00% of average daily net assets annually for Class B and Class C shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

The table below shows the amounts paid by each Fund pursuant to each Plan for the period from December 31, 2001 (commencement of operations) through October 31, 2002. For this period, the Co-distributors' actual expenditures exceeded the amounts received from the Funds.


                         PERIOD ENDED OCTOBER 31, 2002*




                                  DISTRIBUTION     DISTRIBUTION
                                    FEE PAID         FEE PAID
                                     TO AXA           TO AXA              TOTAL
FUND                                ADVISORS       DISTRIBUTORS     DISTRIBUTION FEES
----                                --------       ------------     -----------------
Large Cap Growth Fund
 Class A .....................       $ 2,283           $150              $ 2,433
 Class B and Class C .........       $13,086           $149              $13,235
Large Cap Core Equity Fund
 Class A .....................       $ 1,682           $111              $ 1,793
 Class B and Class C .........       $15,725           $179              $15,904
Large Cap Value Fund
 Class A .....................       $ 2,070           $136              $ 2,206
 Class B and Class C .........       $17,311           $197              $17,508
Small/Mid Cap Growth Fund
 Class A .....................       $ 2,228           $146              $ 2,374
 Class B and Class C .........       $16,400           $187              $16,587
Small/Mid Cap Value Fund
 Class A .....................       $ 3,664           $241              $ 3,905
 Class B and Class C .........       $20,539           $234              $20,773
International Equity Fund
 Class A .....................       $ 1,563           $103              $ 1,666
 Class B and Class C .........       $13,186           $150              $13,336

                                  DISTRIBUTION    DISTRIBUTION
                                    FEE PAID        FEE PAID
                                     TO AXA          TO AXA              TOTAL
FUND                                ADVISORS      DISTRIBUTORS     DISTRIBUTION FEES
----                                --------      ------------     -----------------
Technology Fund
 Class A .....................      $   444           $ 29              $   473
 Class B and Class C .........      $ 3,350           $ 38              $ 3,388
Health Care Fund
 Class A .....................      $   856           $ 56              $   912
 Class B and Class C .........      $ 7,842           $ 89              $ 7,931
Core Bond Fund
 Class A .....................      $ 6,547           $430              $ 6,977
 Class B and Class C .........      $56,664           $646              $57,310
Money Market Fund
 Class A .....................      $   202           $ 13              $   215
 Class B and Class C .........      $ 4,109           $ 47              $ 4,156

----------
*     The Funds commenced operations on December 31, 2001.


The tables below show the amounts of sales charges earned by the Co-distributors in connection with the sale of shares and the amounts retained by them, net of payments to selling dealers, for the period from December 31, 2001 (commencement of operations) through October 31, 2002.

                        CLASS A (FRONT-END SALES CHARGE)



                                      AMOUNT PAID TO   AMOUNT RETAINED BY      AMOUNT PAID TO    AMOUNT RETAINED BY
FUND                                   AXA ADVISORS       AXA ADVISORS        AXA DISTRIBUTORS    AXA DISTRIBUTORS
----                                   ------------       ------------        ----------------    ----------------
Large Cap Growth Fund ..............     $ 69,423            $39,707               $4,237                $0
Large Cap Core Equity Fund .........     $ 63,777            $35,247               $  497                $0
Large Cap Value Fund ...............     $ 58,570            $32,948               $3,163                $0
Small/Mid Cap Growth Fund ..........     $ 74,298            $41,083               $1,487                $0
Small/Mid Cap Value Fund ...........     $107,310            $60,693               $6,061                $0
International Equity Fund ..........     $ 40,586            $22,524               $2,333                $0
Technology Fund ....................     $  9,284            $ 5,386               $  636                $0
Health Care Fund ...................     $ 23,286            $12,982               $1,039                $0
Core Bond Fund .....................     $179,018            $99,157               $5,840                $0
Money Market Fund ..................     $      0            $     0               $    0                $0

                                 CLASS B (CDSC)



                                      AMOUNT PAID TO   AMOUNT RETAINED BY      AMOUNT PAID TO    AMOUNT RETAINED BY
FUND                                   AXA ADVISORS       AXA ADVISORS        AXA DISTRIBUTORS    AXA DISTRIBUTORS
----                                   ------------       ------------        ----------------    ----------------
Large Cap Growth Fund ..............      $ 1,315            $ 1,315                $  0                 $0
Large Cap Core Equity Fund .........      $ 2,160            $ 2,160                $  2                 $0
Large Cap Value Fund ...............      $ 2,692            $ 2,692                $  0                 $0
Small/Mid Cap Growth Fund ..........      $ 1,911            $ 1,911                $  0                 $0
Small/Mid Cap Value Fund ...........      $ 3,751            $ 3,751                $300                 $0
International Equity Fund ..........      $   578            $   578                $  0                 $0
Technology Fund ....................      $ 1,374            $ 1,374                $  0                 $0
Health Care Fund ...................      $ 2,281            $ 2,281                $  0                 $0
Core Bond Fund .....................      $11,067            $11,067                $  0                 $0
Money Market Fund ..................      $ 2,693            $ 2,693                $  0                 $0

                        CLASS C (FRONT-END SALES CHARGE)



                                      AMOUNT PAID TO   AMOUNT RETAINED BY      AMOUNT PAID TO    AMOUNT RETAINED BY
FUND                                   AXA ADVISORS       AXA ADVISORS        AXA DISTRIBUTORS    AXA DISTRIBUTORS
----                                   ------------       ------------        ----------------    ----------------
Large Cap Growth Fund ..............      $ 2,962            $  315                $  210                $0
Large Cap Core Equity Fund .........      $ 3,759            $  400                $  422                $0
Large Cap Value Fund ...............      $ 3,716            $  395                $  130                $0
Small/Mid Cap Growth Fund ..........      $ 5,252            $  559                $  972                $0
Small/Mid Cap Value Fund ...........      $ 6,375            $  678                $  632                $0
International Equity Fund ..........      $ 2,246            $  239                $   55                $0
Technology Fund ....................      $   145            $   15                $   87                $0
Health Care Fund ...................      $ 1,430            $  152                $  310                $0
Core Bond Fund .....................      $26,064            $2,774                $1,310                $0
Money Market Fund ..................      $     0            $    0                $    0                $0

                                 CLASS C (CDSC)



                                      AMOUNT PAID TO   AMOUNT RETAINED BY      AMOUNT PAID TO    AMOUNT RETAINED BY
FUND                                   AXA ADVISORS       AXA ADVISORS        AXA DISTRIBUTORS    AXA DISTRIBUTORS
----                                   ------------       ------------        ----------------    ----------------
Large Cap Growth Fund ..............      $  140             $  140                  $46                 $0
Large Cap Core Equity Fund .........      $   46             $   46                  $76                 $0
Large Cap Value Fund ...............      $  160             $  160                  $48                 $0
Small/Mid Cap Growth Fund ..........      $  107             $  107                  $53                 $0
Small/Mid Cap Value Fund ...........      $   88             $   88                  $33                 $0
International Equity Fund ..........      $   63             $   63                  $10                 $0
Technology Fund ....................      $    0             $    0                  $42                 $0
Health Care Fund ...................      $    0             $    0                  $54                 $0
Core Bond Fund .....................      $  769             $  769                  $ 0                 $0
Money Market Fund ..................      $1,007             $1,007                  $ 0                 $0

BROKERAGE ALLOCATION AND OTHER STRATEGIES


BROKERAGE COMMISSIONS

The Funds are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Funds may invest may be discounted for certain large domestic and foreign investors such as the Funds. A number of foreign banks and brokers will be used for execution of each fund's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Sub-advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust's shares.

The Manager, and the Sub-advisers, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement ("Directed Brokerage"); or (ii) reward brokers for past sales of Trust shares ("Reward Brokerage"). The Trustees will review the levels of Directed Brokerage and Reward Brokerage for each Fund on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, Sub-adviser's other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager's and Sub-advisers' expenses in managing the Funds. For the fiscal period ended October 31, 2002, certain of the Sub-advisers allocated a substantial portion of their applicable fund's brokerage business to brokers that provided such research services.

During the period from December 31, 2001 (commencement of operations) through October 31, 2002, the Funds paid the amounts indicated in brokerage commissions:


                        PERIOD ENDED OCTOBER 31, 2002*



FUND                                     BROKERAGE COMMISSIONS PAID
----                                     --------------------------
  Large Cap Growth Fund ...............           $16,335
  Large Cap Core Equity Fund ..........           $23,389
  Large Cap Value Fund ................           $43,536
  Small/Mid Cap Growth Fund ...........           $88,984
  Small/Mid Cap Value Fund ............           $71,264
  International Equity Fund ...........           $21,935
  Technology Fund .....................           $37,565
  Health Care Fund ....................           $25,035
  Core Bond Fund ......................           $ 4,680
  Money Market Fund ...................           $     0

----------
*     The Funds commenced operations on December 31, 2001.


BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law and in accordance with procedures established by the Trust's Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC, or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same Fund. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.


During the period from December 31, 2001 (commencement of operations) through October 31, 2002, the following Funds paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Sub-Advisers to each Fund.


                        PERIOD ENDED OCTOBER 31, 2002*



                                                                                                       PERCENTAGE OF
                                                                 AGGREGATE         PERCENTAGE OF       TRANSACTIONS
                                           AFFILIATED            BROKERAGE        TOTAL BROKERAGE        (BASED ON
FUND                                      BROKER-DEALER      COMMISSIONS PAID       COMMISSIONS       DOLLAR AMOUNTS)
----                                      -------------      ----------------       -----------       ---------------
Large Cap Growth Fund ..............        Bernstein             $   22                0.13%               0.07%
Large Cap Core Equity Fund .........        Bernstein             $2,107                9.01%               1.52%
Large Cap Value Fund ...............        Bernstein             $  672                1.75%               0.79%
Small/Mid Cap Growth Fund ..........        Bernstein             $   15                0.02%               0.01%
Small/Mid Cap Value Fund ...........        Bernstein             $  482                0.68%               0.23%
                                              Cowen               $   45                0.06%               0.04%
International Equity Fund ..........        Bernstein             $  528                2.41%               0.27%
Technology Fund ....................        Bernstein             $   63                0.17%               0.03%
                                        Kleinwort Benson          $    1                0.00%               0.00%
Health Care Fund ...................        Bernstein             $   40                0.16%               0.05%

----------
*     The Funds commenced operations on December 31, 2001.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each fund's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

      o The assets belonging to each fund will include (i) all consideration received by the Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested,
(ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items," if any, allocated to that fund. "General Items" include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

      o The liabilities belonging to each fund will include (i) the liabilities of the Trust in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each fund will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

      o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

      o Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

      o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

      o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

      o The Money Market Fund values short-term debt securities at amortized cost, which approximates market value. For all other Funds, only short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

      o Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

      o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

      o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

      o Options are valued at their last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

      o Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

      o Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

      o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a Fund invests but before the close of regular trading on the NYSE, the Trust may use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Fund's net asset value fairly reflects securities values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.


REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES

WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A
SHARES. The following additional sales charge waivers are available for Class A shares if you:

      o Acquire shares through an investment program that is not sponsored by Equitable or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with Equitable permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, the Co-distributors may make payments out of their own resources. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived.

In addition, reduced sales charges on Class A shares are available through the combined purchase plan, letter of intent plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

COMBINING ACCOUNTS -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other Fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other Funds will be at the rates applicable to the total amount of the combined concurrent purchases.

An "eligible group of related fund investors" can consist of any combination of the following:

       (a) an individual, that individual's spouse and minor children;

       (b) an individual and his or her individual retirement account ("IRA");

       (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

       (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

       (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

       (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

       (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

       (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

RIGHTS OF ACCUMULATION -- CLASS A SHARES AND CLASS B SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares or Class B shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A or Class B shares of any other of the Funds. However, you may not combine purchases of Class A with purchases of Class B for purposes of aggregating your share purchases. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

LETTER OF INTENT -- CLASS A SHARES AND CLASS B SHARES. The Letter of Intent program allows you to purchase Class A shares or Class B shares of any Fund over a 13-month period but pay sales charges as if you had purchased all Class A shares or Class B shares at once. This program can save you money if you plan to invest $50,000 or more in Class A shares or $250,000 or more in Class B shares. Investors may obtain a form of a Letter of Intent ("Letter") from PFPC. Under a Letter, purchases of Class A shares or Class B shares of a Fund made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of 5% of the intended investment must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $50,000 for Class A shares and $250,000 for Class B shares), the investor will be notified of the sales charges applicable to the shares actually purchased under the Letter and, in the case of Class A shares, must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Additionally, if shares purchased pursuant to a Letter are redeemed early (i.e., if the total amount of shares purchased does not equal the amount stated in the Letter) the shares will be redeemed according to the applicable sales charge based on the actual number of shares purchased on the redemption date. Class A shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. Purchases across share classes may not be used in meeting the Letter.

REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 90 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes -- Special Rule for Class A Shareholders" below.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. For purchases of $0 to $249,999, the maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines annually, reaching zero after seven years. For purchases of $250,000 to $499,999, the maximum 3.5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines annually, reaching zero after 4 years. For purchases of $500,000 to $999,999, the maximum 3% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after three years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

CLASS Z SHARES. Class Z shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. The Co-distributors may, from time to time, make payments out of their own resources to dealers who sell Class Z shares to shareholders who buy $100 million or more shares of the Funds at any one time.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of one Fund may be exchanged for shares of the corresponding class of other Funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

The Funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

AUTOMATIC INVESTMENT PLAN. Equitable offers an automatic investment plan with a minimum initial investment of $50 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the Funds' Class A, Class B, Class C or Class Z shares.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

For further information about an automatic investment plan, shareholders should contact PFPC, Inc. ("PFPC").

SYSTEMATIC WITHDRAWAL PLAN -- CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Fund accounts. To participate in this plan, the minimum value of fund shares is $3,000. The minimum withdrawal amount is $50.

Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, Equitable will arrange for redemption by the Funds of sufficient fund shares to provide the withdrawal payments specified by participants in the Funds' systematic withdrawal plan. The payments generally are mailed approximately five business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with a Medallion Signature Guarantee to AXA Premier Funds, c/o PFPC, P.O. Box 61592, King of Prussia, PA 19406-3101. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with a Medallion Signature Guarantee are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from PFPC.

INDIVIDUAL RETIREMENT ACCOUNTS. A Self-Directed IRA is available through AXA Advisors through which investments may be made in Class Z shares of the Funds, as well as in other investments available through Equitable. The minimum initial investment in this IRA is $500. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.


CONVERSION OF CLASS B SHARES

Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the eighth, fifth or fourth anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance means
(1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.


TAXATION

Each fund is treated for federal income tax purposes as a separate entity. As a regulated investment company, each fund will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains, which are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

BACKUP WITHHOLDING. Each fund is required to withhold 30% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or Equitable with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Equitable mutual fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Equitable mutual fund shares subsequently acquired.

CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to elect to be, and qualify each year for treatment as, a regulated investment company ("RIC") under the Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, net short-term capital gain and, for some Funds, net gain from certain foreign currency transactions). In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

OTHER INFORMATION. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.


FUND PERFORMANCE


COMPUTATION OF TOTAL RETURN

Each fund may provide average annual total return information (before and after taxes) calculated according to formulas prescribed by the SEC. According to those formulas, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value of that fund assuming that all dividends and capital gains distributions during the stated period were invested in shares of the fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the formulas described below. Each fund's total return will vary from time to time depending upon market conditions, the composition of each fund's investment portfolio and operating expenses of the Trust allocated to each fund. Total return should also be considered relative to changes in the value of a fund's shares and to the relative risks associated with the investment objectives and policies of the Funds. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES). For the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where :

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested when paid; and (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the fund's shares). The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the fund has been in operation), calculate the fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

Where :

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested when paid; and (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the fund's shares). The fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The fund assumes that the redemption has no tax consequences. The fund calculates the taxes due on any distributions by applying the applicable tax rates

(as described below) to each component of the distributions on the payment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the payment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the payment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the fund has been in operation), calculate the fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

Where :

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested when paid; and (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the fund's shares). The fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.



NON-STANDARD PERFORMANCE

In addition to the performance information described above, each fund may provide total return information with respect to the Funds for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.


YIELD CALCULATION

ALL FUNDS OTHER THAN THE MONEY MARKET FUND. Yields for a fund are computed by dividing a fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

YIELD INFORMATION FOR THE MONEY MARKET FUND. Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of NAV). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the fund's investments, and is calculated by the use of the following formula:

Effective Yield = (Base Period Return + 1)365/7 -- 1

The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.


OTHER INFORMATION

DELAWARE STATUTORY TRUST. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the Funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

CLASSES OF SHARES. Each fund consists of Class A shares, Class B shares, Class C shares and Class Z shares. Class B shares include Sub-Class B1 shares, Sub-Class B2 shares and Sub-Class B3 shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Z shares will differ.

VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Funds as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

SHAREHOLDER MEETINGS. The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.


CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Z shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers, LLP ("PwC"), 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants. PwC is responsible for auditing the annual financial statements of the Trust.


CUSTODIAN


JPMorgan Chase Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.


TRANSFER AGENT


PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent and dividend disbursing agent for the Trust.


COUNSEL


Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Wilmer, Cutler & Pickering, 399 Park Avenue, New York, New York 10022, serves as counsel to the Independent Trustees of the Trust.


FINANCIAL STATEMENTS


The audited financial statements for the period ended October 31, 2002, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made a part of this document.

                                  APPENDIX A


DESCRIPTION OF COMMERCIAL PAPER RATINGS


A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor's. Commercial paper rated A-1 by Standard & Poor's has the following characteristics:

     o    liquidity ratios are adequate to meet cash requirements;

     o    long-term senior debt is rated "A" or better;

     o the issuer has access to at least two additional channels of borrowing;

     o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

     o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

     o    the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor's to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:


     o    evaluation of the management of the issuer;

     o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     o evaluation of the issuer's products in relation to competition and customer acceptance;

     o    liquidity;

     o    amount and quality of long-term debt;

     o    trend of earnings over a period of ten years;

     o financial strength of parent company and the relationships which exist with the issuer; and

     o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

Standard & Poor's ratings are as follows:

o Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.


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     Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

o The rating C1 is reserved for income bonds on which no interest is being paid.

o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

o Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

o Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category, the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.


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